INCOME TAXES	12 Months Ended
Jan. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES [Text Block]

21. INCOME TAXES

The Company is a Canadian resident company, as defined in the Income Tax Act (Canada) (the "ITA"), for Canadian income tax purposes. However, it has subsidiaries that are treated as United States corporations for US federal income tax purposes per the Internal Revenue Code (US) ("IRC") and are thereby subject to federal income tax on their worldwide income. As a result, the Company is subject to taxation both in Canada and the United States.

A summary of the Company's components of the income tax provision for the years ended January 31, 2023 and 2022, is as follows:

		2023		2022 (As restated - Note 2)
	$		$
Current
Canadian		-		-
US Federal and State		2,866,688		4,344,395
Total current income tax expense		2,866,688		4,344,395

Deferred
Canadian		-		-
US Federal and State		(56,920)		590,072
Total deferred income tax recovery		(56,920)		590,072

Total income tax expense		2,809,768		4,934,467

A summary of the Company's domestic and foreign components of income (loss) before provision for income taxes for the years ended January 31, 2023 and 2022, is as follows:

	2023	2022 (As restated - Note 2)
	$	$
Canadian	(702,488)	6,985,670
United States	4,893,796	10,146,371
Income (loss) before income taxes	4,191,308	17,132,041

A summary of the Company's reconciliation of the statutory income tax rate percentage to the effective tax rate for the years ended January 31, 2023 and 2022 is as follows:

	2023	2022 (As restated - Note 2)
	$	$
Income (loss) for the year	4,191,308	17,132,041
Statutory rate	27%	27%

Income tax expense at statutory rate	1,131,653	4,625,653
Non-deductible expenditures and non-taxable revenues
IRC section 280E disallowance	1,802,992	1,834,479
Other	56,549	98,946
Foreign tax rate differential	(288,933)	(608,783)
Change in foreign exchange rates and other	196,298	115,835
Change in valuation allowance	(198,848)	(73,893)
Payable adjustment to provision versus statutory tax returns	67,056	2,738,188
Deferred adjustment to provision versus statutory tax returns	10,410	(4,316,443)
Uncertain tax position, inclusive of interest and penalties	32,591	520,485
	2,809,768	4,934,467

A summary of the Company's deferred tax assets significant components is as follows:

	January 31, 2023	January 31, 2022 (As restated - Note 2)
	$	$
Deferred tax assets
Share issuance costs and financing fees	4,764	262,726
Allowable capital losses	132,986	139,182
Non-capital losses	4,699,606	4,376,843
Intangible assets	85,843	98,394
Right of use assets and lease liabilities, net	73,247	53,248
Reclamation obligation	14,219	14,923
Derivative liability	64,719	271,719
Inventories	36,797	-
Convertible promissory note	312,190	345,989
Total deferred tax assets	5,424,371	5,563,024
Valuation allowance	(5,311,368)	(5,510,216)
Total net deferred tax assets	113,003	52,808

Deferred tax liabilities
Property and equipment	(89,641)	(86,366)
Net deferred tax (liability) asset	23,362	(33,558)

Realization of deferred tax assets associated with the net operating loss carryforwards is dependent upon generating sufficient taxable income prior to their expiration. A valuation allowance to reflect management's estimate of the Canadian loss carryforwards that may expire prior to their utilization has been recorded at January 31, 2023.

As of January 31, 2023, the Company has $17.4 million of Canadian non-capital loses which expire between 2026 and 2043, and Canadian capital losses of $985 thousand with no expiry date. The Company determined a valuation allowance was also applicable to the other Canadian deferred tax assets. The Company also has of $2.7 million of Oregon net operating losses which have a 15-year carryforward period with losses expiring between 2034 and 2038. The Company determined a valuation allowance was applicable to the full amount of the available Canadian losses.

As the Company operates in the cannabis industry, the Company is subject to the limits of Internal Revenue Code ("IRC") Section 280E for US federal income tax purposes as well as state income tax purposes. Under IRC Section 280E, the Company is only allowed to deduct expenses directly related to costs of goods sold. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred by the Canadian entity over the three-year period ended January 31, 2023. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth.

On the basis of this evaluation, as of January 31, 2023, a valuation allowance of $5,311,368 (2022 - $5,510,216) has been recorded to recognize only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.

The Company recognizes benefits from uncertain tax positions based on the cumulative probability method whereby the largest benefit with a cumulative probability of greater than 50% is recorded. An uncertain tax position is not recognized if it has less than a 50% likelihood of being sustained. As of January 31, 2023, and January 31, 2022, the Company recorded an uncertain tax liability of $846,446 and $813,855, respectively, inclusive of interest and penalties.

The uncertain tax position comprises of certain deductions for lease obligations, depreciation and amortization taken in prior years in excess of the accounting expenses in respect of assets used in production as well as deductions for inventory impairment that were not previously taken. The total of these uncertainties before interest and penalties is $789,112 as of January 31, 2023. The Company believes it is reasonably possible that $401,824 of unrecognized tax benefits related to depreciation and $7,745 of unrecognized tax benefits related to amortization, lease obligations and inventory may decrease within the next 12 months as the Company will be filing amended tax returns for prior years and amounts will be coming statute-barred with respect to the 2020 fiscal year.

During the years ended January 31, 2023, the Company recorded interest of $55,065 and penalties of $2,268 on uncertain tax liabilities within the consolidated statements of operations and comprehensive (loss) income. The Company is subject to taxation and files income tax returns in Canada, the U.S. and Oregon. As of January 31, 2023, the tax returns for the 2020, 2021 and 2022 fiscal years are subject to examination by tax authorities in the U.S. and Oregon. The tax return for the 2019 fiscal year is also subject to examination by tax authorities in Canada.

The aggregate change in the balance of gross unrecognized tax benefits, which includes interest and penalties is as follows:

	January 31, 2023	2022 (As restated - Note 2)
	$	$
Beginning balance	813,855	293,370
Increase due to tax positions taken during a prior year	32,591	520,485
Ending balance	846,446	813,855

The total amount of unrecognized tax benefits that would, if recognized, impact the effective tax rate is $846,446 for the tax year ended January 31, 2023 ($813,855 for January 31, 2022).

A summary of the components of the Company's income taxes payable is as follows:

	January 31, 2023	January 31, 2022 (As restated - Note 2)
	$	$
Income taxes payable	6,890,412	4,056,315
Unrecognized tax position, inclusive of interest and penalties	846,446	813,855
	7,736,858	4,870,170